                                                                  EXHIBIT 4.6



                          TOYOTA MOTOR CREDIT CORPORATION

                                        and

                           U.S. BANK NATIONAL ASSOCIATION

                                     as Trustee
                                  ________________

                                     Indenture

                            dated as of December 1, 1998
                                  ________________

                                   $1,200,000,000

                                  TMCC Demand Notes

                               CROSS-REFERENCE TABLE
                           (not a part of this Indenture)


 TIA                                                                      Indenture
Section                                                                    Section
-------                                                                   ---------
(Section)310(a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.10
      (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.10
      (a)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . N.A.
      (a)(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . N.A.
      (a)(5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.10
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.08
                                                                             7.10
                                                                            11.02
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . N.A.
(Section)311(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.11
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.11
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . N.A.
(Section)312(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.05
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11.03
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11.03
(Section)313(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.06
      (b)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . N.A.
      (b)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.06
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.06
                                                                            11.02
      (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.06
(Section)314(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.09
                                                                             4.10
                                                                            11.02
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . N.A.
                                                                            11.02
      (c)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11.04
      (c)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11.04
      (c)(3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.09(c)
      (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . N.A.
      (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . N.A.
      (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11.05
      (f)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . N.A.
(Section)315(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.01(b)
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.05
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.01(a)
      (d)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.01(c)
      (e)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6.11


  TIA                                                                      Indenture
Section                                                                     Section
-------                                                                    ---------
(Section)316(a)(last sentence) . . . . . . . . . . . . . . . . . . . . . . .  2.09
      (a)(1)(A). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.05
      (a)(1)(B). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.04
      (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  N.A.
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.07
      (c)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.04




(Section)317(a)(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.08
      (a)(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.09
      (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2.04
(Section)318(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.01

---------
N.A. means not applicable





                               TABLE OF CONTENTS


                                                                        PAGE

ARTICLE I.     DEFINITIONS AND INCORPORATION BY REFERENCE. . . . . . . . .1

     Section 1.01.  Definitions. . . . . . . . . . . . . . . . . . . . . .1

     Section 1.02.  Incorporation by Reference of TIA. . . . . . . . . . .1

     Section 1.03.  Rules of Construction. . . . . . . . . . . . . . . . .2

ARTICLE II.    THE SECURITIES. . . . . . . . . . . . . . . . . . . . . . .2

     Section 2.01.  Form; Title and Terms. . . . . . . . . . . . . . . . .2

     Section 2.02.  Execution and Authentication . . . . . . . . . . . . .3

     Section 2.03.  Securities Register. . . . . . . . . . . . . . . . . .5

     Section 2.04.  Paying Agent to Hold Money in Trust. . . . . . . . . .5

     Section 2.05.  Holder Lists . . . . . . . . . . . . . . . . . . . . .5

     Section 2.06.  Transfer and Exchange. . . . . . . . . . . . . . . . .5

     Section 2.07.  Replacement Securities . . . . . . . . . . . . . . . .6

     Section 2.08.  Outstanding Securities . . . . . . . . . . . . . . . .7

     Section 2.09.  Securities Not Outstanding . . . . . . . . . . . . . .7

     Section 2.10.  Reserved . . . . . . . . . . . . . . . . . . . . . . .7

     Section 2.11.  Cancellation . . . . . . . . . . . . . . . . . . . . .7

     Section 2.12.  Defaulted Interest . . . . . . . . . . . . . . . . . .8

     Section 2.13.  Persons Deemed Owners. . . . . . . . . . . . . . . . .9

     Section 2.14.  Computation of Interest. . . . . . . . . . . . . . . .9

ARTICLE III.   REDEMPTION. . . . . . . . . . . . . . . . . . . . . . . . .9

     Section 3.01.  Redemption . . . . . . . . . . . . . . . . . . . . . .9

ARTICLE IV.    COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . .9

     Section 4.01.  Payment of Securities. . . . . . . . . . . . . . . . .9

     Section 4.02.  Maintenance of Office or Agency; Paying Agent and
                    Registrar. . . . . . . . . . . . . . . . . . . . . . 10

     Section 4.03.  Company Statement as to Compliance; Notice of Certain
                    Defaults . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE V.     CONSOLIDATIONS AND MERGERS, ETC . . . . . . . . . . . . . 11

     Section 5.01.  Company May Consolidate, Etc., Only on Certain
                    Terms. . . . . . . . . . . . . . . . . . . . . . . . 11

     Section 5.02.  Successor Person Substituted for Company . . . . . . 12

ARTICLE VI.    DEFAULT AND REMEDIES. . . . . . . . . . . . . . . . . . . 12

     Section 6.01.  Events of Default. . . . . . . . . . . . . . . . . . 12

     Section 6.02.  Acceleration of Maturity; Rescission and Annulment . 12

     Section 6.03.  Collection of Indebtedness and Suits for
                    Enforcement by Trustee . . . . . . . . . . . . . . . 13

     Section 6.04.  Trustee May File Proofs of Claim . . . . . . . . . . 14

     Section 6.05.  Trustee May Enforce Claims without Possession of
                    Securities . . . . . . . . . . . . . . . . . . . . . 15



                                      -i-

                                TABLE OF CONTENTS
                                   (Continued)

     Section 6.06.  Application of Money Collected . . . . . . . . . . . 15

     Section 6.07.  Limitation on Suits. . . . . . . . . . . . . . . . . 15

     Section 6.08.  Unconditional Right of Holders to Receive Principal
                    and Interest . . . . . . . . . . . . . . . . . . . . 16

     Section 6.09.  Restoration of Rights and Remedies . . . . . . . . . 16

     Section 6.10.  Rights and Remedies Cumulative . . . . . . . . . . . 16

     Section 6.11.  Delay or Omission Not Waiver . . . . . . . . . . . . 17

     Section 6.12.  Control by Holders of Securities . . . . . . . . . . 17

     Section 6.13.  Waiver of Past Defaults. . . . . . . . . . . . . . . 17

     Section 6.14.  Undertaking for Costs. . . . . . . . . . . . . . . . 18

ARTICLE VII.   TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . 18

     Section 7.01.  Duties of Trustee. . . . . . . . . . . . . . . . . . 18

     Section 7.02.  Rights of Trustee. . . . . . . . . . . . . . . . . . 19

     Section 7.03.  Individual Rights of Trustee . . . . . . . . . . . . 20

     Section 7.04.  Trustee's Disclaimer . . . . . . . . . . . . . . . . 20

     Section 7.05.  Notice of Defaults . . . . . . . . . . . . . . . . . 20

     Section 7.06.  Reports by Trustee to Holders. . . . . . . . . . . . 20

     Section 7.07.  Compensation and Indemnity . . . . . . . . . . . . . 21

     Section 7.08.  Replacement of Trustee . . . . . . . . . . . . . . . 21

     Section 7.09.  Successor Trustee by Merger, Etc . . . . . . . . . . 22

     Section 7.10.  Eligibility; Disqualification. . . . . . . . . . . . 23

     Section 7.11.  Preferential Collection of Claims Against Company. . 23

ARTICLE VIII.  DEFEASANCE; SATISFACTION AND DISCHARGE. . . . . . . . . . 23

     Section 8.01.  Defeasance of the Indenture. . . . . . . . . . . . . 23

     Section 8.02.  Satisfaction and Discharge of the Indenture. . . . . 24

     Section 8.03.  Survival of Certain Obligations. . . . . . . . . . . 25

     Section 8.04.  Acknowledgment of Discharge by Trustee . . . . . . . 25

     Section 8.05.  Application of Trust Money . . . . . . . . . . . . . 25

     Section 8.06.  Repayment to the Company . . . . . . . . . . . . . . 26

     Section 8.07.  Reinstatement. . . . . . . . . . . . . . . . . . . . 26

ARTICLE IX.    AMENDMENTS, SUPPLEMENTS AND WAIVERS . . . . . . . . . . . 26

     Section 9.01.  Without Consent of Holders . . . . . . . . . . . . . 26

     Section 9.02.  With Consent of Holders. . . . . . . . . . . . . . . 27

     Section 9.03.  Compliance with TIA. . . . . . . . . . . . . . . . . 28

     Section 9.04.  Revocation and Effect of Consents. . . . . . . . . . 28



                                      -ii-

                                TABLE OF CONTENTS
                                   (Continued)

     Section 9.05.  Notation on or Exchange of Securities. . . . . . . . 29

     Section 9.06.  Trustee to Sign Amendments, Etc. . . . . . . . . . . 29

     Section 9.07.  Effect of Supplemental Indentures. . . . . . . . . . 29

ARTICLE X.     MEETINGS OF AND ACTIONS BY HOLDERS. . . . . . . . . . . . 30

     Section 10.01. Purposes for Which Meetings may be Called. . . . . . 30

     Section 10.02. Manner of Calling Meetings . . . . . . . . . . . . . 30

     Section 10.03. Call of Meetings by Company or Holders . . . . . . . 30

     Section 10.04. Who May Attend and Vote at Meetings. . . . . . . . . 31

     Section 10.05. Regulations may be Made by Trustee; Conduct of the
            Meeting; Voting Rights; Adjournment. . . . . . . . . . . . . 31

     Section 10.06. Voting at the Meeting and Record to be Kept. . . . . 32

     Section 10.07. Exercise of Rights of Trustee or Holders May Not be
                Hindered or Delayed by Call of Meeting . . . . . . . . . 32

     Section 10.08. Evidence of Action Taken by Holders. . . . . . . . . 32

     Section 10.09. Proof of Execution of Instruments and of Holding of
                Securities . . . . . . . . . . . . . . . . . . . . . . . 33

     Section 10.10. Right of Revocation of Action Taken. . . . . . . . . 33

ARTICLE XI.    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . 34

     Section 11.01. TIA Controls . . . . . . . . . . . . . . . . . . . . 34

     Section 11.02. Notices. . . . . . . . . . . . . . . . . . . . . . . 34

     Section 11.03. Communications by Holders with Other Holders . . . . 35

     Section 11.04. Certificate and Opinion as to Conditions Precedent . 35

     Section 11.05. Statements Required in Certificate or Opinion. . . . 35

     Section 11.06. Rules by Trustee, Paying Agent, Registrar. . . . . . 36

     Section 11.07. Legal Holidays . . . . . . . . . . . . . . . . . . . 36

     Section 11.08. Governing Law. . . . . . . . . . . . . . . . . . . . 36

     Section 11.09. No Adverse Interpretation of Other Agreements. . . . 36

     Section 11.10. No Recourse Against Others . . . . . . . . . . . . . 36

     Section 11.11. Successors . . . . . . . . . . . . . . . . . . . . . 36

     Section 11.12. Duplicate Originals. . . . . . . . . . . . . . . . . 36

     Section 11.13. Severability . . . . . . . . . . . . . . . . . . . . 36

     Section 11.14. Headings and Table of Contents . . . . . . . . . . . 37



                                    EXHIBITS
Annex I - Definitions I-1

Exhibit A - Form of Security . . . . . . . . . . . . . . .     A-1

Exhibit B - Form of Demand . . . . . . . . . . . . . . . .     B-1


     INDENTURE dated as of December 1, 1998, between Toyota Motor Credit Corporation, a California corporation (the "Company"), and U.S. Bank National Association, a national banking association, as trustee (the "Trustee").

                                    RECITALS

     A. The Company is duly authorized to execute and deliver this Indenture and to provide for the issuance by the Company of the Securities as provided herein.

     B. All things have been done that are necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee hereunder, the valid and binding legal obligations of the Company in accordance with the terms of this Indenture.

     C. For and in consideration of the premises and the purchase of the Securities by the Holders, each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders.

                                    ARTICLE I.

                    DEFINITIONS AND INCORPORATION BY REFERENCE.

     SECTION 1.01.  DEFINITIONS.

     All capitalized terms used in this Indenture and not defined elsewhere herein shall have the meanings assigned to them in Annex I, which is hereby incorporated by reference in and made a part of this Indenture.

     SECTION 1.02.  INCORPORATION BY REFERENCE OF TIA.

     Wherever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Securities.

     "indenture security holder" means a Holder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company or any other obligor on the Securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

     SECTION 1.03.  RULES OF CONSTRUCTION.

     Unless the context otherwise requires:

          (1)  a term has the meaning assigned to it;

          (2) unless otherwise expressly provided in this Indenture, an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP and all financial computations required under this Indenture shall be made in accordance with GAAP;

          (3)  "or" is not exclusive;

          (4) words in the singular include the plural, and words in the plural include the singular;

          (5)  provisions apply to successive events and transactions;

          (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (7) "including" shall be deemed to mean "including, without limitation".

                                    ARTICLE II.
                                      THE SECURITIES.

     SECTION 2.01.  FORM; TITLE AND TERMS.

     The Securities and the Trustee's certificate of authentication thereon shall be substantially in the forms set forth in Exhibit A hereto. The Securities may have notations, legends or endorsements required by law or stock exchange rules. Each Security shall be dated the date of its authentication.

     The terms and provisions contained in the Securities shall constitute a part of, and are hereby incorporated by reference in and made a part of, this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to their incorporation herein.

     The Securities shall be known and designated as the "TMCC Demand Notes" of the Company. The aggregate original principal amount of Securities that may be authenticated and delivered under this Indenture is limited to $1,200,000,000, except as otherwise provided in Sections 2.06, 2.07 and 9.05. References herein and in the forms of Securities to "Security" or

"Securities" shall include references to the principal amounts issued thereunder as evidenced by the appropriate notation on the Schedules.

     The Securities shall be issuable only in registered form, without coupons. The minimum denominations of the Securities will be $0.01.

     Interest on the Securities which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall, except as otherwise provided in Section 2.12, be paid to the Persons in whose names the Securities (or one or more Predecessor Securities) are registered at the close of business on the Record Date next preceding such Interest Payment Date. At the option of the Company, payment of interest on the Securities due on any Interest Payment Date, falling after a Record Date for the payment of interest on the Securities and on or before the related Interest Payment Date, shall be paid by wire transfer to an account specified by the Person entitled thereto as proven by the names appearing in the Securities register.

     SECTION 2.02.  EXECUTION AND AUTHENTICATION.

     The Securities shall be executed on behalf of the Company by an Officer of the Company. Any such signature may be by facsimile.

     If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     All of the Securities to be issued under this Indenture, and all of the principal amounts to be evidenced by the Securities need not be issued at the same time and may be issued from time to time at the order of the Company as herein provided for. The Securities and the principal amount in respect of the Securities to be issued hereunder shall all be of the same series known as the "TMCC Demand Notes", but need not have the same issue date, Stated Maturity Date, Required Rate, or Interest Payment Date. It is envisioned that five certificates representing potential investments related to the Securities shall be issued hereunder and carry principal balances which will correspond to amounts actually on deposit in the 1998-C SUBI Certificateholders' Account in respect of the following amounts: (1) one certificate representing amounts allocated as Class A-1 Notional Interest Accrual Amounts, any Class A-1 Interest Carryover Shortfall Amount, Class A-2 Notional Interest Accrual Amounts, any Class A-2 Interest Carryover Shortfall Amount, Class A-3 Notional Interest Accrual Amounts, any Class A-3 Interest Carryover Shortfall Amount, Class B Notional Interest Accrual Amounts, any Adjustable Rate Class B Interest Carryover Shortfall Amount, Class B Fixed Rate Interest Accrual Amounts and any Fixed Rate Class B Interest Carryover Shortfall Amount (the "Interest Demand Note") in a maximum aggregate principal amount equal to $513,700,000; (2) one certificate representing amounts allocated to make applications in reduction of the Adjusted Class A-1 Certificate Balance in a maximum aggregate principal amount equal to $189,000,000; (3) one certificate representing amounts allocated to make applications in reduction of the Adjusted Class A-2 Certificate Balance in a maximum principal amount equal to $424,500,000; (4) one certificate representing amounts allocated to make applications in reduction of the Adjusted Class A-3 Certificate Balance in a maximum principal amount equal to $72,800,000; and (5) one certificate representing amounts allocated to make applications in reduction of the Adjusted Class B Certificate Balance in a maximum principal amount equal to $48,700,000;

provided that nothing herein shall limit the number of certificates representing the Securities that may be issued hereunder. Each certificate representing a Security will have a Schedule attached thereto indicating: (i) the amount of the increase in the principal amount outstanding under such Security and the date on which each principal amount under such Security was first issued, (ii) the Stated Maturity Date for such principal amount, (iii) the Required Rate applicable to such principal amount, (iv) the amount of the decrease in the principal amount outstanding under such Security and the date on which such principal amount under such Security was paid, (v) the amount of the interest paid on such Security and the date on which such interest was paid and (vi) the aggregate principal amount outstanding with respect to such certificate representing a Security.

     A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. Entries on the Schedule to any such Security shall not be valid until the Trustee manually signs the space provided for such entry as authentication of such increase or decrease in outstanding principal amount of such Security. Such signature shall be conclusive evidence that the Security and such entry has been authenticated under this Indenture.

     The Trustee shall authenticate Securities for original issue in any amount not to exceed the maximum aggregate principal amount as aforesaid, upon a written order of the Company signed by an Officer of the Company. The Trustee shall annotate and initial the Schedule attached to a Security to indicate the issuance of an additional principal amount of the Securities, upon either (i) a written order of the Company signed by an Officer of the Company, or (ii) if an Officer's Certificate has previously been delivered to the Trustee by the Company specifying the names and titles of officers, employees or agents of the Company eligible to give such an order, the order of any such officer, employee or agent of the Company, which order may be by facsimile (promptly confirmed in writing). Any such order shall specify the principal amount in respect of the Securities to be issued and to which certificate such amount shall be allocable, the applicable Required Rate, the Stated Maturity Date and the date on which such issue of principal in respect of the Securities is to be authenticated.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities and the Schedules attached thereto.
Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities and the Schedules attached thereto whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company. The Trustee is initially appointed as the authentication agent by the Company.

     Notwithstanding the foregoing, in lieu of annotating the related Schedule and initializing such entries, the Trustee may instead provide a written confirmation to the Company of its receipt of and compliance with any Company Order and of its receipt of each payment made by the Company in respect of any principal amount of any Security or interest on any principal amount of any Securities, which alternative written confirmations shall be deemed to be conclusive evidence that the Trustee has received any such Company Order or payment from the Company, in each case with the same force and effect as if the Schedule had in fact been annotated and initialed as described above; provided that the Company shall not be obligated to make any payment at the Maturity of any Security unless and until the Trustee delivers to the

Company the related Schedule annotated with entries corresponding to each such alternative confirmation and having each such annotation authenticated as described above.

     SECTION 2.03.  SECURITIES REGISTER.

     The Company shall keep or cause to be kept at the Corporate Trust Office or at any office or agency of the Company where Securities may be presented for registration of transfer or for exchange as provided in Section 4.02 a register in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and registration of transfers and exchanges of Securities as in this Article provided. The Registrar appointed pursuant to Section 4.02 shall keep the register of the Securities and of their transfer and exchange.

     SECTION 2.04.  PAYING AGENT TO HOLD MONEY IN TRUST.

     Each Paying Agent appointed pursuant to Section 4.02 shall hold in trust for the benefit of the Persons entitled thereto, without interest, all money held by such Paying Agent for the payment of principal and interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities), and shall notify the Trustee in writing of any Default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment of all funds held by it to the Trustee, the Paying Agent shall have no further liability for such money. As provided in Section 6.04 hereof, in any bankruptcy, insolvency, reorganization or other similar proceeding relative to the Company or any other obligor on the Securities, the Trustee shall serve as Paying Agent for the Securities; provided that the foregoing shall not relieve the Company of its obligations under Section 4.02.

     SECTION 2.05.  HOLDER LISTS.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list of the names and addresses of the Holders furnished to it or maintained by it in its capacity as Registrar. If and so long as the Trustee is not the Registrar, in accordance with Section 312(a) of the TIA, the Company shall furnish or cause to be furnished to the Trustee semiannually not less than 30 days nor more than 60 days before each Interest Payment Date and at such times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders including an identification of the Securities and the aggregate amount thereof.

     SECTION 2.06.  TRANSFER AND EXCHANGE.

     (a) The Trustee will not authenticate or deliver any Security in connection with any registration of transfer to any person unless the Trustee has received a certification from the transferring Holder to the effect that (i) it is no longer the Securitization Trustee of the 1998-

C Securitization Trust and the proposed transferee is its successor in such capacity, or (ii) a Swap Termination has occurred and such proposed transfer is made in contemplation of a liquidation of the trust assets. Each certificate shall bear a legend containing the foregoing transfer restrictions.

     (b) When Securities are presented to the Registrar or a co-Registrar with a written request satisfying the requirements of clause (a) to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities in other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange if its reasonable requirements for such transactions (which may include a requirement that any Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing) are met. To permit registration of transfers and exchanges as provided herein, the Company shall execute and the Trustee shall authenticate and deliver Securities at the Registrar's or a co-Registrar's written request. All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt and entitling the Holders thereof to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange. No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith, other than in the case of exchanges under Section 9.05 hereof not involving any transfer.

     SECTION 2.07.  REPLACEMENT SECURITIES.

     If a defaced or mutilated Security is surrendered to the Trustee or if the Holder of a Security presents evidence to the reasonable satisfaction of the Trustee that the Security has been lost, destroyed or stolen the Company shall execute and the Trustee shall authenticate a replacement Security if the Company's and the Trustee's reasonable requirements are met. The Trustee or the Company may require an indemnity bond or other security, sufficient in the reasonable judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge such Holder for their reasonable expenses in replacing a Security.

     Every replacement Security is an additional obligation of the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such replacement Security shall be entitled to the benefits of and subject to the limitations of rights set forth in this Indenture.

     The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, shall be exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 2.08.  OUTSTANDING SECURITIES.

     Securities outstanding at any time under this Indenture are all Securities that have been theretofore authenticated and delivered under this Indenture, except (a) those canceled by the Trustee, (b) those delivered to the Trustee for cancellation, (c) those in exchange for or in lieu of which other Securities have been authenticated and delivered under this Indenture and (d) those described in this Section as not outstanding.

     Except as provided in Section 2.09 hereof, a Security does not cease to be outstanding because the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor holds the Security.

     If a Security is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If on the Stated Maturity Date of any Securities, the Paying Agent (other than the Company or a Subsidiary) holds U.S. Legal Tender sufficient to pay all of the principal and interest due on the Securities payable on that date, then on and after that date such Securities shall cease to be outstanding and interest on them shall cease to accrue.

     SECTION 2.09.  SECURITIES NOT OUTSTANDING.

     In determining whether the Holders of the required principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, Securities owned by the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a Trust Officer actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or an Affiliate of the Company or of such other obligor. The Trustee may require an Officer's Certificate listing Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     SECTION 2.10.  RESERVED.

     SECTION 2.11.  CANCELLATION.

     The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, each co-Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation. Subject to Section 2.07 hereof, the Company may not execute new Securities to replace Securities it has paid or delivered to the Trustee for cancellation. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company, unless the Company shall direct the Trustee, by a written order signed by an Officer of the Company, to return the cancelled Securities to the Company.

     SECTION 2.12.  DEFAULTED INTEREST.

     If the Company fails to pay any principal of or interest on any Security on the due date therefor (whether upon acceleration, at the related Stated Maturity Date or otherwise), the Company shall pay, from and after the expiration of any cure period, interest thereon, at the rate per annum borne by the Securities, to the extent permitted by law. Any interest on any Security which shall be payable, but shall not be punctually paid or duly provided for, on any Interest Payment Date for such Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name such Security (or a Predecessor Security thereof) shall be registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which date shall be fixed in the following manner:

               (A) The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of U.S. Legal Tender equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such U.S. Legal Tender when so deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided.

               (B) Thereupon, the Trustee shall fix a "Special Record Date" for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Holder of Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Person in whose name such Security (or a Predecessor Security thereof) shall be registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment method pursuant to this clause, such payment method shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 2.13.  PERSONS DEEMED OWNERS.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any Agent may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payments of principal of and, subject to Section 2.12, interest on such Security and for all other purposes whatsoever (whether or not such Security is overdue), and neither the Company nor the Trustee or any other Agent shall be affected by notice to the contrary.

     SECTION 2.14.  COMPUTATION OF INTEREST.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE III.
                                     REDEMPTION

     SECTION 3.01.  REDEMPTION.

     The Securities may not be redeemed at the option of the Company, in whole or in part at any time prior to their respective Stated Maturities.

                                   ARTICLE IV.
                                      COVENANTS.

     SECTION 4.01.  PAYMENT OF SECURITIES.

     The Company will punctually pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and this Indenture.

     The Company will, on or prior to the day when any principal of or interest on any of the Securities becomes payable, whether at the Stated Maturity Date thereof, by demand for payment by any Holder of a Security (i) if for any reason Standard & Poor's reduces the Company's short-term debt to a rating less than A-1+ or the Company's long-term debt to a rating of less than AA or Moody's reduces the Company's short-term debt to a rating less than P-1 or the Company's long-term debt to a rating less than Aa3 and the Trustee determines, based on advice of Merrill Lynch, Pierce, Fenner & Smith and/or Credit Suisse First Boston Corporation, its successor or its independent public accountants, that at such time one or more Permitted Investments having substantially the same maturities, similar demand features and bearing interest at the relevant Required Rates are available and, based on oral or written advice to such effect from each Rating Agency, that investment therein rather than in the Company's Demand Notes will not, by itself, cause a Rating Agency to reduce or withdraw its rating of any Class of Certificates or (ii) in connection with any Swap Termination, in the form of Exhibit B hereto delivered to the Trustee, surrender the Securities for repurchase, declaration of acceleration or otherwise, and deposit with the Paying Agent (or, if the Company or a Subsidiary of the Company is acting as Paying Agent, segregate and hold in trust), in immediately available funds, no later than 12:00 noon (New York City time), a sum in U.S. Legal Tender sufficient to pay the principal and interest becoming due. Such sum shall be held in trust for the benefit of the Holders entitled to such payment and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee in writing of its action or failure so to act, and of the amount of each such payment made to each Paying Agent.

     On the second Business Day preceding each Monthly Allocation Date on which Securities are to be issued or additional amounts are to be invested in outstanding Securities, the Trustee will calculate the Commercial Paper Rate for the relevant Interest Period for each Security in which an investment is to be made, and shall inform the Company promptly in writing of each such Commercial Paper Rate.

     SECTION 4.02.  MAINTENANCE OF OFFICE OR AGENCY; PAYING AGENT AND
REGISTRAR.

     The Company will maintain in Chicago, Illinois, an office or agency where Securities may be presented or surrendered for payment ("Paying Agent"), where Securities may be surrendered for registration of transfer or exchange ("Registrar") and where notices and demands to or upon the Company in respect of payments on the Securities or under this Indenture may be served. Unless otherwise expressly provided herein, the Trustee, the Company or a Subsidiary of the Company may act as Registrar, co-Registrar or Paying Agent. The Company shall give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

     The Company initially appoints the Trustee, as the initial Registrar and Paying Agent in Chicago, Illinois, and designates, for the purposes of this
Section 4.02, such agent as an agency where notices and demands to or upon the Company in respect of payments on the Securities or under this Indenture may be served. The parties hereto agree such agency is not an agency for service of process.

     SECTION 4.03.  COMPANY STATEMENT AS TO COMPLIANCE; NOTICE OF CERTAIN
DEFAULTS.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not be contained in or accompanied by an Officer's

Certificate) signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that:

     (a) a review of the activities of the Company during such year and of its performance under this Indenture has been made under his or her supervision, and

     (b) to the best of his or her knowledge, based on such review, (i) the Company has complied with all the conditions and covenants imposed on it under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant, specifying each such default known to him or her and the nature and status thereof, and (ii) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

     (c) The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any event which after notice or lapse of time or both would become an Event of Default pursuant to clause (c) of Section 6.01.


                                 ARTICLE V.
                        CONSOLIDATIONS AND MERGERS, ETC.

     SECTION 5.01.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance, transfer or lease of the property of the Company as an entirety or substantially as an entirety, to any other Person (whether or not affiliated with the Company); provided, however, that:

                    (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Company shall be the surviving entity or the entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every other covenant of this Indenture on the part of the Company to be performed or observed;

                    (2) immediately after giving effect to such transaction, no event which, after notice or lapse of time, would become an Event of Default, shall have occurred and be continuing;

                    (3) either the Company or the successor Person shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

     SECTION 5.02.  SUCCESSOR PERSON SUBSTITUTED FOR COMPANY.

     Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 5.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, except in the case of a lease to another Person, the predecessor Person shall be released from all obligations and covenants under this Indenture and the Securities.

                              ARTICLE VI.
                            DEFAULT AND REMEDIES.

     SECTION 6.01.  EVENTS OF DEFAULT.

     The occurrence of any one of the following events for any reason whatsoever, and whether voluntary, involuntary or by operation of law, shall constitute an "Event of Default":

     (a) default in the payment of any interest on any Security when such interest becomes due and payable, and continuance of such default for a period of 30 days; or

     (b) default in the payment of the principal of any Security of such series when it becomes due and payable at its Maturity, and continuance of such default for a period of 10 days; or

     (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Securities, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (d)            any Insolvency Event of  the Company.

     SECTION 6.02.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default with respect to Securities occurs and is continuing, then the Trustee or the Holders of not less than 25% in principal amount of the outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the

Company (and to the Trustee if given by the Holders), and upon any such declaration such principal amount shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) the Company has paid or deposited with the Trustee a sum of money sufficient to pay:

               (A) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

               (B) all due and overdue installments of interest on all Securities;

               (C) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by or provided for in such Securities; and

               (D) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by or provided for in such Securities; and

     (2) all Events of Default with respect to Securities, other than the non-payment of the principal of, and interest on Securities which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 6.13.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 6.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

     The Company covenants that if:

                    (1) default is made in the payment of any installment of interest on any Security when such interest shall have become due and payable and such default continues for a period of 30 days; or

                    (2) default is made in the payment of the principal of any Security at its Maturity, and such default continues for a period of 10 days;

the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount of money then due and payable with respect to such Securities with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at the rate borne by or provided for in such Securities, and, in addition thereto, such further amount of money as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay the money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities wherever situated.

     If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or such Securities or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

     SECTION 6.04.  TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal and/or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities, of the principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities allowed in such judicial proceeding; and

          (ii) to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee relating to this Indenture.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

     SECTION 6.05.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
SECURITIES.

     All rights of action and claims under this Indenture or any of the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Security in respect of which such judgment has been recovered.

     SECTION 6.06.  APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:    To the payment of all amounts due the Trustee and any
predecessor Trustee relating to this Indenture;

     SECOND:   To the payment of the amounts then due and unpaid upon the
Securities for principal and interest in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and Coupons for principal and interest, respectively;

     THIRD:    The balance, if any, to the Person or Persons entitled thereto.

     SECTION 6.07.  LIMITATION ON SUITS.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

                    (2) the Holders of not less than 25% in principal amount of the outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities (including counsel's fees, expenses and disbursements) to be incurred in compliance with such request;

                    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 6.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Security, as the case may be, on the respective Stated Maturity Date or other Maturity therefor specified in such Security (subject in each case to the respective cure periods set forth in Section 6.01) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 6.09.  RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

     SECTION 6.10.  RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Security is intended to be exclusive of any other right or remedy, and every right and remedy, to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.11.  DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

     SECTION 6.12.  CONTROL BY HOLDERS OF SECURITIES.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series provided that:

                    (1) such direction shall not be in conflict with any law or regulation, with this Indenture or with the Securities of such series;

                    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction;

                    (3) such direction is not unduly prejudicial to the rights of the other Holders of Securities of such series not joining in such action; and

                    (4) such direction shall not, in the good faith determination of any Trust Officer of the Trustee, subject the Trustee to personal liability unless such Holders have provided indemnity to the Trustee satisfactory to it.

     SECTION 6.13.  WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in principal amount of the Outstanding Securities on behalf of the Holders of all the Securities may waive any past default hereunder with respect to such series and its consequences, except a default:

                    (1) in the payment of the principal of or interest on any Security which has not been cured as provided in Section 6.02; or

                    (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 6.14.  UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, the Trustee or by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest on any Security on or after the respective Maturities expressed in such Security or interest on any overdue principal of any Security.


                                 ARTICLE VII.
                                     TRUSTEE.

     The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

     SECTION 7.01.  DUTIES OF TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b)            Except during the continuance of an Event of Default:

                    (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture which are adverse to the Trustee.

                    (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not verify the accuracy of the contents thereof.

     (c) Neither the Trustee nor any of its officers, directors or employees shall be liable for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

                    (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                    (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.12 hereof.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or obligations hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.01.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it, against the costs, expenses and liability (including counsel's fees, expenses and disbursements) which might be incurred by the Trustee in compliance with such request or direction.

     SECTION 7.02.  RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 7.01 hereof:

     (a) The Trustee may conclusively rely and be fully protected in acting or refraining from acting on any document, resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order or approval believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Whenever in the administration of its duties and obligations pursuant to this Indenture, before the Trustee acts or refrains from acting, it may require an Officer's Certificate and an Opinion of Counsel, which shall conform to Section 11.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion. The Trustee may consult with counsel and the written advice of such counsel or any

Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (c) The Trustee may act through its attorneys, agents, custodians and nominees and shall not be responsible for the misconduct or negligence of any attorney, agent, custodian or nominee appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (e) In the event that the Trustee is also acting as Paying Agent, authenticating agent or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VII shall also be afforded to such Paying Agent, authenticating agent or Registrar.

     SECTION 7.03.  INDIVIDUAL RIGHTS OF TRUSTEE.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Subsidiaries or Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11 hereof.

     SECTION 7.04.  TRUSTEE'S DISCLAIMER.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or any money paid to the Company or upon the Company's written direction under any provision hereof, and the Trustee shall not be accountable for the Company's use of the proceeds from the Securities, and the Trustee shall not be responsible for any statement in the Securities other than its certificate of authentication.

     SECTION 7.05.  NOTICE OF DEFAULTS.

     If a Default or an Event of Default occurs and is continuing and it is actually known to a Trust Officer of the Trustee, the Trustee shall mail to each Holder notice of the Default or Event of Default within 90 days after it occurs; provided that, except in the case of a Default or an Event of Default in payment of principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the Holders.

     SECTION 7.06.  REPORTS BY TRUSTEE TO HOLDERS.

     Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Holder, and each other Person so entitled under TIA Section 313(c), a brief report dated as of such May 15 that shall comply with TIA Section 313(a). The Trustee need not send such report if such report is not required by TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b).

     A copy of each report at the time of its mailing to Holders shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.

     The Company shall notify the Trustee if the Securities become listed on any stock exchange prior to such listing.

     SECTION 7.07.  COMPENSATION AND INDEMNITY.

     The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

     The Company shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred by it and its officers, directors and employees including, without limitation, the cost and expense of enforcement of this Indenture against the Company and of defending itself against any claim (whether asserted by any Holder or the Company or otherwise) unless the Trustee or its officers, directors and employees acted with negligence, willful misconduct or bad faith on its part, arising out of or in connection with the administration of this trust or any trust created under Section 8.01 or 8.02 and its duties hereunder. The Trustee shall notify the Company, as soon as is reasonably practicable, of any claim asserted against the Trustee for which it may seek indemnity; PROVIDED, HOWEVER that the Trustee's failure to provide such notice shall not constitute a waiver of its rights under this Section 7.07. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence, willful misconduct or bad faith.

     To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or Property held or collected by the Trustee, in its capacity as Trustee, except money or Property held in trust to pay principal of or interest on particular Securities.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(d) hereof, the expenses and the compensation for the services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency, reorganization or similar law.

     The provisions of this Section 7.07 shall survive the termination of this Indenture or the earlier resignation or termination of the Trustee.

     SECTION 7.08.  REPLACEMENT OF TRUSTEE.

     The Trustee may resign by so notifying the Company in writing and mailing notice of such resignation to the Holders. The Holders of at least a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor Trustee. The Company may remove the Trustee if:

     (1)  the Trustee fails to comply with Section 7.10 hereof;

                    (2) the Trustee is adjudged, by a court of competent jurisdiction, a bankrupt or an insolvent;

                    (3) a receiver or other public officer takes charge of the Trustee or its Property; or

                    (4) the Trustee becomes legally or otherwise incapable of acting under and in accordance with the provisions of this Indenture.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee, unless the Holders have appointed a successor Trustee in accordance with the previous paragraph. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08 and payment to the prior Trustee of all sums due under Section 7.07 hereof.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all Property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 7.07 hereof, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder. The predecessor Trustee shall not be liable for any acts or omissions of any successor Trustee and the successor Trustee shall not be liable for any acts or omissions of any predecessor Trustee.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10 hereof, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 above shall continue for the benefit of the retiring or removed Trustee.

     SECTION 7.09.  SUCCESSOR TRUSTEE BY MERGER, ETC.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

     SECTION 7.10.  ELIGIBILITY; DISQUALIFICATION.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee. The Trustee shall comply with TIA
Section 310(b).

     SECTION 7.11.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                ARTICLE VIII.
                    DEFEASANCE; SATISFACTION AND DISCHARGE.

     SECTION 8.01.  DEFEASANCE OF THE INDENTURE.

     The Company shall be deemed to have satisfied and terminated all of its obligations under this Indenture (subject to Section 8.03 hereof) if:

                    (1) the Company irrevocably shall have deposited in trust with the Trustee, pursuant to an irrevocable trust agreement in form reasonably satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, U.S. Legal Tender, in such amounts as are sufficient, without consideration of the investment of any such U.S. Legal Tender and after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to, and in form reasonably satisfactory to, the Trustee, to pay the principal of and interest on the outstanding Securities on the dates on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities, provided that the Trustee shall have been irrevocably instructed in writing to apply such U.S. Legal Tender to the payment of said principal and interest on the Securities;

                    (2) no Default or Event of Default shall have occurred or be continuing on the date of such deposit or shall occur on or before the 366th day after the date of such deposit;

                    (3) such deposit shall not result in a breach or violation of, or constitute a default under, this Indenture or any other instrument or agreement to which the Company is a party or by which it or its Property is bound;

                    (4) the Company shall have delivered to the Trustee an Opinion of Counsel in form satisfactory to the Trustee to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to Federal income tax in the same amounts and in the same manner and at the same time as would have been the case if such deposit and defeasance had not occurred and that the deposit is not subject to the control of any bankruptcy court;

                    (5) such defeasance shall not cause the Securities, if then listed on any national securities exchange registered under the Exchange Act, to be delisted;

                    (6) such deposit shall not result in the Company, the Trustee or the irrevocable trust becoming or being deemed an "investment company" under the Investment Company Act of 1940, as amended; and

                    (7) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this Section 8.01 have been complied with.

     In the event all or any portion of the Securities are to be redeemed through such irrevocable trust, the Company shall make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

     SECTION 8.02.  SATISFACTION AND DISCHARGE OF THE INDENTURE.

     In addition to its rights under Section 8.01 above, the Company may terminate all of its obligations under this Indenture (subject to Section
8.03 hereof) if:

                    (1)  either

                         (A) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 hereof) have been delivered to the Trustee for cancellation; or

                         (B) all Securities not theretofore delivered to the Trustee for cancellation:

                              (i)  have become due and payable, or

                              (ii) will become due and payable at their Stated
                Maturity
                within one year;

                and the Company, in the case of (i) or (ii) above, has irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust agreement in form reasonably satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, an amount of U.S. Legal Tender sufficient, without consideration of the investment thereof and after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, to pay the principal of and interest on the outstanding Securities on the dates on which such payments are due and payable in accordance with the terms of this Indenture and of the Securities, provided that the Trustee shall have been irrevocably instructed in writing to apply such U.S. Legal Tender to the payment of said principal and interest on the Securities;

                    (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                    (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture pursuant to this Section 8.02 have been complied with.

     SECTION 8.03.  SURVIVAL OF CERTAIN OBLIGATIONS.

     Notwithstanding the defeasance of this Indenture or the satisfaction and discharge of this Indenture referred to in Section 8.01 and Section 8.02 above, respectively, the respective obligations of the Company and the Trustee under Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 2.11,
2.13, 2.14, Sections 4.01, 4.02, 4.03, 6.08, 7.07, 7.08, 7.09, 7.10, 7.11,
8.03, 8.04, 8.05, 8.06 and 8.07, Article IX, and Sections 11.01, 11.02,
11.06, 11.07, 11.08, 11.10, 11.11 and 11.13 hereof shall survive until the
Securities are no longer outstanding. Thereafter the obligations of the Company and the Trustee under Sections 7.07, 8.05, 8.06, 8.07 and 11.10 hereof shall survive.

     SECTION 8.04.  ACKNOWLEDGMENT OF DISCHARGE BY TRUSTEE.

     Subject to Section 8.07 below and after the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in Section 8.01 or Section 8.02, as the case may be, relating to the defeasance or satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request of the Company shall acknowledge in writing the defeasance or the satisfaction and discharge, as the case may be, of this Indenture and the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section 8.03 above. The Company shall reimburse the Trustee for reasonable costs and expenses incurred by it in the performance of its duties and obligations under this Section 8.04.

     SECTION 8.05.  APPLICATION OF TRUST MONEY.

     The Trustee shall hold any U.S. Legal Tender deposited with it in the irrevocable trust established pursuant to Section 8.01 or 8.02, as the case may be. The Trustee shall apply the deposited U.S. Legal Tender through the Paying Agent (other than the Company or a Subsidiary or Affiliate of the Company), in accordance with this Indenture and the terms of the irrevocable trust agreement, to the payment of principal of and interest on the Securities as and when the same become due and payable. The U.S. Legal Tender so held in trust shall not be part of the trust estate under this Indenture, but shall constitute a separate trust fund for the benefit of all Holders entitled thereto.

     SECTION 8.06.  REPAYMENT TO THE COMPANY.

     The Trustee and the Paying Agent shall pay to the Company upon written request, and, if applicable, in accordance with the irrevocable trust established pursuant to Section 8.01 or 8.02 above, any U.S. Legal Tender held by them for the payment of principal of or interest on the Securities that remains unclaimed for two years after the date on which such payment shall have become due (whether on or before the related Stated Maturity
Date); provided, however, that, before being required to make any such payment to the Company, the Trustee may, at the expense of the Company, cause to be mailed to the Holders of such Securities, at their last addresses as they appear on the Securities register, notice that such moneys remain unclaimed and that, after a date specified in said notice, the balance of such moneys then unclaimed will be returned to the Company. After payment to the Company as aforesaid, Holders entitled to such moneys must look to the Company for such payment unless an applicable abandoned property law designates another Person.

     SECTION 8.07.  REINSTATEMENT.

     If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender in accordance with Section 8.01 or 8.02 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 or 8.02, as the case may be until such time as the Trustee or Paying Agent is permitted to apply all such funds in accordance with Section 8.01 or 8.02, as the case may be, and 8.05; provided, however, that if the Company has made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the U.S. Legal Tender held by the Trustee.


                                ARTICLE IX.
                   AMENDMENTS, SUPPLEMENTS AND WAIVERS.

     SECTION 9.01.  WITHOUT CONSENT OF HOLDERS.

     The Company and the Trustee, together, may amend or supplement this Indenture or the Securities without notice to or consent of any Holder (i) to cure any ambiguity, defect or inconsistency, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that any such action does not, in the good faith judgment of the Company, materially and adversely affect the rights or interests of any Holder of Securities, (ii) to add to the covenants and agreements of the Company such further covenants and agreements as the Board of Directors of the Company shall consider to be for the protection or benefit of the Holders (including to add any Events of Default), (iii) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action does not adversely affect the rights or interests of any Holder of Securities and (iv) to secure all of the Securities. In addition to the requirements set forth in
Section 9.06 herein, the Trustee may require delivery of an Opinion of Counsel to the effect that such amendment will not materially and adversely affect the interest of any Certificateholder in connection with any such amendment or supplement, and the Trustee shall be fully protected in relying upon such Opinion of Counsel.

     In addition, this Indenture may be amended or supplemented by the Trustee and the Company without the consent of any Holder or of any Certificate Owner with respect to the Investor Certificates issued pursuant to the 1998-C Securitization Trust Agreement or of the Trustee of the 1998-C Securitization Trust to (i) reflect changes necessary or appropriate in connection with any event described under Section 5.01, Section 7.08 or
Section 7.09 or (ii) to surrender any right or power reserved to or conferred upon the Company.

     SECTION 9.02.  WITH CONSENT OF HOLDERS.

     Subject to Section 6.08 and the next succeeding paragraph, the Company, when authorized by a resolution of its Board of Directors, and the Trustee with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities (which consent will not be given except at the written direction of Investor Certificateholders of at least 25% in aggregate principal amount of the Class A Certificates) may amend or supplement this Indenture or the Securities for the purpose of adding any provisions to or changing in any manner, or eliminating any other provisions of this Indenture or modifying in any manner the rights with respect to the Securities. Subject to Section 6.08 and the next succeeding paragraph, the Holders of at least a majority in aggregate principal amount of the outstanding Securities may waive compliance by the Company with any provision of or obligation under this Indenture or the Securities without notice to any other Holders.

     Notwithstanding anything to the contrary in the foregoing provisions of this Section 9.02, without the consent of each Holder and Investor Certificateholder affected, no amendment, supplement or waiver, including a waiver pursuant to Section 6.02, may:

                    (1) reduce the percentage in principal amount of the outstanding Securities the consent of whose Holders is required for any amendment or supplement to this Indenture, for any waiver (of compliance with any obligation or provision of this Indenture or of certain Defaults or Events of Default hereunder or their consequences) provided for in this Indenture, or for a rescission of acceleration of the Securities pursuant to
Section 6.02, or reduce the requirements pursuant to Section 10.05 for a quorum or voting;

                    (2) reduce the rate or change the time for payment of interest on any Security;

                    (3)  reduce the principal amount of  any Security;

                    (4) alter the repurchase provisions of any Security in a manner adverse to any Holder thereof, or change the Stated Maturity of any Security;

                    (5) waive any default in the payment of the principal of or interest on any Security which has not been cured as provided in Section 6.02;

                    (6) impair the right of Holders to institute suit for the enforcement of any payment of the principal of or interest on the Securities on or after the respective due dates therefor (after the expiration of any applicable cure period);

                    (7) make any changes in Section 6.02, 6.08 or this second paragraph of Section 9.02;

                    (8) change any obligation of the Company to maintain an office or agency in the place and for the purpose specified in Section 4.02 or make the Securities payable in any coin or currency other than U.S. Legal Tender;

                    (9) make any change to or modify the priority between the Holders of the Securities and any other creditors of the Company; or

                    (10) provide for uncertificated Securities in addition to certificated Securities.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

     SECTION 9.03.  COMPLIANCE WITH TIA.

     Every amendment to or waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

     SECTION 9.04.  REVOCATION AND EFFECT OF CONSENTS.

     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any such Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives written notice of revocation before the date on which the Trustee receives an Officer's Certificate certifying that the Holders of the requisite principal amount of Securities have consented to the amendment, supplement or waiver. Such amendment, waiver or supplement, as the case may be, shall be effective upon receipt by the Trustee of such Officer's Certificate.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the last two sentences of the immediately preceding paragraph, those Persons who were Holders at the close of business on such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

     All Holders that consent to such modification, waiver or action in the manner and within the time period requested shall be entitled to receive the consideration, if any, offered for such consent.

     SECTION 9.05.  NOTATION ON OR EXCHANGE OF SECURITIES.

     If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee has so determined, the Company in exchange for the Security may execute and the Trustee shall authenticate a new Security of like kind that reflects the changed terms.

     SECTION 9.06.  TRUSTEE TO SIGN AMENDMENTS, ETC.

     The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article IX is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. In signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive and, subject to
Section 7.01 hereof, shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplement is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company shall not sign an amendment or supplement until its Board of Directors approves thereof.

     SECTION 9.07.  EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplement or amendment to this Indenture in accordance with this Article, this Indenture shall be modified in accordance therewith and such supplement or amendment shall form a part of the Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered shall be bound thereby. Any Holder and every subsequent Holder of a Security (or portion thereof) shall be bound by any waivers authorized or obtained by this Article.

                                   ARTICLE X.
                      MEETINGS OF AND ACTIONS BY HOLDERS.

     SECTION 10.01. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

     A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

     (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article VI;

     (b) to remove the Trustee or appoint a successor Trustee pursuant to the provisions of Article VII;

     (c) to consent to an amendment, supplement or waiver pursuant to the provisions of Section 9.02; or

     (d) to take any other action (i) authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of this Indenture.

     SECTION 10.02. MANNER OF CALLING MEETINGS.

     The Trustee may at any time call a meeting of Holders to take any action specified in Section 10.01 hereof, to be held at such time and at such place in New York, New York or elsewhere as the Trustee shall determine. Notice of every meeting of Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company, and to the Holders of the Securities at their last addresses as they shall appear on the registration books of the Registrar, not less than 10 nor more than 60 days prior to the date fixed for a meeting.

     Any meeting of Holders shall be valid without notice if the Holders of all Securities then outstanding are present in Person or by proxy, or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     SECTION 10.03. CALL OF MEETINGS BY COMPANY OR HOLDERS.

     In case at any time the Company, pursuant to a Certified Resolution of its Board of Directors delivered to the Trustee, or the Holders of not less than 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Holders to take any action specified in Section 10.01 hereof, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Securities in the amount above specified may determine the time and place in

New York City or elsewhere for such meeting and may call such meeting for the purpose of taking such action, by notice given as provided in Section 10.02.

     SECTION 10.04. WHO MAY ATTEND AND VOTE AT MEETINGS.

     To be entitled to vote at any meeting of Holders, a Person shall (a) be a registered Holder of one or more Securities, or (b) be a Person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 10.05. REGULATIONS MAY BE MADE BY TRUSTEE; CONDUCT OF THE MEETING; VOTING RIGHTS; ADJOURNMENT.

     Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think appropriate. Such regulations may fix a record date and time for determining the Holders of record of Securities entitled to vote at such meeting, in which case those and only those Persons who are Holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 10.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

     At any meeting each Holder or proxy shall be entitled to vote with respect to the outstanding Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall not have the right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Holders. At any meeting of Holders, the presence of Persons holding or representing a majority of the principal amount of the outstanding Securities shall be sufficient for a quorum. Any meeting of Holders duly called pursuant to the provisions of Sections 10.02 or 10.03 may be adjourned from time to time by vote of the Holders of a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

     Except as limited by Sections 6.02 and 6.08 and the second paragraph of
Section 9.02, any resolution presented to a meeting at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the outstanding Securities.

     SECTION 10.06. VOTING AT THE MEETING AND RECORD TO BE KEPT.

     The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of the Securities voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section
10.02 or Section 10.03. The record shall be signed and verified by the affidavits of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 10.07. EXERCISE OF RIGHTS OF TRUSTEE OR HOLDERS MAY NOT BE HINDERED OR DELAYED BY CALL OF MEETING.

     Nothing contained in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.

     SECTION 10.08. EVIDENCE OF ACTION TAKEN BY HOLDERS.

     (a) In addition to the foregoing provisions of this Article X, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing, or by combination of such instrument or instruments and the record of a meeting of Holders duly called and held in accordance with this Article
X. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

     (b) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Security in accordance with this Section 10.08 shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (c) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action in accordance with this Section 10.08, the Company may, at its option, by or pursuant to an Officer's Certificate delivered to the Trustee, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or such other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after such record date, but only those Persons who were Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Securities shall be computed as of such record date; provided, that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless such request, demand, authorization, direction, notice, consent, waiver or other act shall become effective pursuant to the provisions of paragraph (a) of this Section 10.08 not later than 90 days after the record date.

     SECTION 10.09. PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES.

     The execution of any instrument by a Holder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee, and the holding of Securities shall be proved by the Security register or by a certificate of the Registrar.

     SECTION 10.10. RIGHT OF REVOCATION OF ACTION TAKEN.

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 10.08, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. After such time, such action shall be conclusive and binding upon such Holder and the Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security.

                                  ARTICLE XI.
                                    MISCELLANEOUS.

     SECTION 11.01. TIA CONTROLS.

          If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     SECTION 11.02. NOTICES.

     Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

     if to the Company:

          Toyota Motor Credit Corporation
          19001 South Western Avenue
          Torrance, California  90501
          Telecopier:  (310) 787-6194
          Attention:  Treasury Department -
                    Corporate Treasury Manager

          if to the Trustee:

          U. S. Bank National Association
          111 E. Wacker Drive, Suite 3000
          Chicago, Illinois  60601
          Telecopier:  (312) 228-9401
          Attention:TMCC Demand Notes

     The Company or the Trustee by written notice to the other may designate additional or different addresses as shall be furnished in writing by either party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is acknowledged, if telecopied; and five days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

     Any notice or communication mailed to a Holder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the register of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed. If the Company mails a notice or communication to Holders, it shall simultaneously mail a copy to the Trustee.

     Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 11.03. COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

          Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).

     SECTION 11.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

     Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                   (1) an Officer's Certificate (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with (and, if applicable, setting forth in reasonable detail any financial calculations providing the basis of such opinion);

                   (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent have been complied with; and

                   (3) in the case of conditions precedent compliance with which is subject to verification by accountants, the Company shall comply with Section 314(c)(3) of the Trust Indenture Act of 1939 ("TIA").

     SECTION 11.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

     Each Officer's Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                   (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                   (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                   (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                   (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officer's Certificate or certificates of public officials.

     At the request of the Trustee, any Officer's Certificate or Opinion of Counsel shall address any particular condition precedent to such action.

     SECTION 11.06. RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

     The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

     SECTION 11.07. LEGAL HOLIDAYS.

     If a payment date is not a Business Day at a particular place where the principal of or interest on the Securities is payable, payment may be made on the next succeeding day that is a Business Day at such place of payment, and no interest shall accrue for the intervening period.

     SECTION 11.08. GOVERNING LAW.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD (TO THE EXTENT PERMITTED BY LAW) TO PRINCIPLES OF CONFLICTS OF LAW.

     SECTION 11.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     SECTION 11.10. NO RECOURSE AGAINST OTHERS.

     A director, officer, employee, stockholder, Affiliate or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such Persons from such liability. Such waivers and releases are part of the consideration for the issuance of the Securities.

     SECTION 11.11. SUCCESSORS.

     All agreements of the Company in this Indenture and the Securities shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successor.

     SECTION 11.12. DUPLICATE ORIGINALS.

     All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     SECTION 11.13. SEVERABILITY.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or enforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim thereunder for or against any party hereto.

     SECTION 11.14. HEADINGS AND TABLE OF CONTENTS.

     The headings and Table of Contents in this Indenture are for convenience of reference only and shall not be deemed a part of this Indenture or limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                  TOYOTA MOTOR CREDIT CORPORATION,

                                  By:     /s/ George E. Borst
                                     ------------------------------------
                                     Name:     George E. Borst
                                     Title:    Senior Vice President and
                                               General Manager


                                  U.S. BANK NATIONAL ASSOCIATION,
                                                    as Trustee


                                  By:     /s/ Steven E. Charles
                                     ------------------------------------
                                     Name:     Steven E. Charles
                                     Title:    Vice President

STATE OF CALIFORNIA     )
                        )    ss.
COUNTY OF LOS ANGELES   )


     On December 1, 1998, before me, Tracey B. Kirst, Notary Public, personally appeared George E. Borst, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                         /s/ Tracey B. Kirst
                                     ------------------------------------
                                     Notary Public

STATE OF CALIFORNIA     )
                        )    ss.
COUNTY OF LOS ANGELES   )

     On December 2, 1998, before me, Lisa Jukelevics, Notary Public, personally appeared Steven E. Charles, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        /s/ Lisa Jukelevics
                                     ------------------------------------
                                     Notary Public

                                      ANNEX I
                                         TO
                                     INDENTURE
                            DATED AS OF DECEMBER 1, 1998
                                      BETWEEN
                          TOYOTA MOTOR CREDIT CORPORATION
                                        AND
                          U.S. BANK NATIONAL ASSOCIATION,
                                     as Trustee

                                    Definitions

     The following terms have the respective meanings set forth below for all purposes of the Indenture, and Section and Article references are to Sections and Articles in the Indenture. Capitalized terms used in the Indenture and the Securities not otherwise defined shall have the respective meanings assigned thereto in the Annex of Definitions attached to the Amended and Restated Trust and Servicing Agreement dated as of October 1, 1996 among Toyota Motor Credit Corporation, TMTT, Inc. and (for certain limited purposes only) First Bank National Association or in the Supplemental Annex of Definitions attached to the 1998-C SUBI Supplement to the Amended and Restated Trust and Servicing Agreement dated as of December 1, 1998, among TMTT, Inc.(for certain limited purposes only), U.S. National Bank Association, as Trust Agent, and U.S. Bank National Association, as 1998-C Securitization Trustee. In the event of any conflict between a definition set forth both herein and in the Annex of Definitions or Annex of Supplemental Definitions, the definition set forth herein shall prevail.

     "Affiliate" means, as to any Person, any other Person which directly or indirectly controls or is controlled by, or is under direct or indirect common control with, such Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing. For purposes of this Indenture, the 1998-C Securitization Trust (and the 1998-C Securitization Trustee on behalf of the 1998-C Securitization Trust) shall not be considered to be "Affiliates" of the Company.

     "Agent" means any Registrar, Paying Agent or co-Registrar or other agent of the Company acting under the Indenture.

     "Board of Directors" means the board of directors of the Company or any committee thereof authorized generally or in any particular respect to exercise the power of the board of directors of the Company.

     "Certified Resolution" means a copy of a resolution of the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted and to be in full force and effect on the date of such certification.

     "Commercial Paper Rate" means the Money Market Yield on the Calculation Date for commercial paper maturing in one month as such rate appears at 11:00 a.m. New York City time on the Calculation Date on page 133 of the Dow Jones Telerate Service (or such other page as may replace such page on that service or such other service or services as may succeed such service) which shows information for such rate as of the prior business day under the caption "Daily Commercial Paper Rates (Non financial) from the Federal Reserve"(or similar heading of like import). If by 3:00 p.m., New York City time, on the related Calculation Date such rate is not yet available, then the Commercial Paper Rate will be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on such date of three leading dealers of commercial paper in The City of New York for commercial paper having a maturity date of one month placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized securities rating agency; PROVIDED, HOWEVER, that if such dealers are not quoting as mentioned in this sentence, the Commercial Paper Rate for such date shall be the Commercial Paper Rate as in effect as of the immediately preceding Calculation Date. For purposes of these definitions, "Calculation Date" shall mean the Business Day preceding each of the original dates of investment in the Security (each of which is a Monthly Allocation Date), and each Monthly Allocation Date thereafter, and "Money Market Yield" shall mean a yield (expressed as a percentage rounded upwards to the nearest one hundred-thousandth of a percentage point) calculated in accordance with the following formula:

             Money Market Yield = ([D x 360]/[360-{D x M}]) x 100

where "D" refers to the applicable per annum rate for commercial paper rate quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated. Such Commercial Paper Rate shall be calculated on each Calculation Date by the Trustee.

     "Company" means Toyota Motor Credit Corporation, a California corporation, the issuer of the Securities under the Indenture, until a successor replaces it pursuant to the Indenture and thereafter means such successor.

     "Corporate Trust Office" means an office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date of execution of the Indenture is located at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, or at any other such address as the Trustee may designate from time to time by notice to the Holders.

     "Date of Investment" means each Monthly Allocation Date on which an amount is invested in the TMCC Demand Notes.

     "Default" means any event that is or with the passing of time or giving of notice or both would be an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 2.12.

     "Event of Default" has the meaning specified in Section 6.01.

     "GAAP" means generally accepted accounting principles in the United States which are applied by the Company as of the date of the Indenture.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Holder" with respect to the TMCC Demand Notes, means a Person in possession of a TMCC Demand Note, or a Person deemed an owner thereof pursuant to Section 2.13 of the Indenture.

     "Indenture" means the Indenture dated as of December 1, 1998 between the Company and U.S. Bank National Association, as trustee, relating to $1,200,000,000 aggregate principal amount of the Company's TMCC Demand Notes, including Exhibit A and this Annex I thereto, as the same may be amended or supplemented from time to time in accordance with its terms.

     "Interest Payment Date" is any date on which interest is payable as set forth in the Security.

     "Maturity", with respect to any Security, means the date on which the principal (and the accrued interest thereon to but excluding the date on which such principal is paid) of such Security or an installment of principal (and the accrued interest thereon to the date on which such principal is paid) becomes due and payable as provided in or pursuant to the Indenture, whether (i) at the Stated Maturity Date thereof, (ii) on the date specified in a demand (as evidenced by the delivery to the Trustee of a demand in the form of Exhibit B to the Indenture) for the payment of 100% of the outstanding principal amount of the TMCC Demand Notes by any Holder following
(x) the occurrence of a Swap Termination or (y) in connection with a reduction of the rating of the Company's short-term debt to a rating less than "A-1+" by Standard & Poor's or "P-1" by Moody's or a downgrade of the Company's long-term debt to a rating less than "AA" by Standard & Poor's or "Aa3" by Moody's in the circumstances provided for in Section 4.01 of the Indenture or (iii) upon declaration of acceleration upon the occurrence of an Event of Default hereunder. A demand duly delivered to the Trustee in accordance with clause (ii) above will cause the entire principal amount (and the accrued interest thereon to but excluding the date on which such principal is paid) of the outstanding Securities to become due and payable on the date specified in such demand. A Maturity pursuant to clause (i) or (ii) of this definition, in and of itself, shall not be an Event of Default or Default hereunder.

     "Officer" means the President or Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, the Controller, Secretary or Assistant Secretary of the Company.

     "Officer's Certificate" means a certificate signed by any Officer of the Company, and otherwise complying with the applicable requirements of Sections
11.04 and 11.05 of the Indenture.

     "Opinion of Counsel" means a written opinion from legal counsel who, in the case of an Opinion of Counsel addressed to the Trustee, is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company. Each opinion shall comply with the applicable requirements of Sections 11.04 and 11.05 of the Indenture.

     "Paying Agent" has the meaning specified in Section 4.02.

     "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or governmental authority.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For purposes of this definition, any Security authenticated and delivered under Section 2.07 in exchange for or in lieu of a defaced, mutilated, lost, destroyed or stolen Security shall be deemed to evidence the same debt as the defaced, mutilated, lost, destroyed or stolen Security.

     "Record Date" means the day immediately preceding the related Certificate Payment Date (whether or not a Business Day).

     "Registrar" has the meaning specified in Section 4.02.

     "Required Rate" with respect to any Monthly Allocation Date and the principal amount outstanding as set forth on any of the Schedules attached to a Security, means a per annum rate of interest which shall be calculated by
(a) calculating the amount of interest that would have accrued on (i) the Interest Demand Note at the Commercial Paper Rate, as such rate shall be adjusted monthly on the second Business Day preceding each Monthly Allocation Date; (ii) on any Security representing the investment of any amount allocated in reduction of the Adjusted Class A-1 Certificate Balance, at 5.265% per annum; (iii) on any Security representing the investment of any amount allocated in reduction of the Adjusted Class A-2 Certificate Balance, at 5.413% per annum; (iv) on any Security representing the investment of any amount allocated in reduction of the Adjusted Class A-3 Certificate Balance, at 5.463% per annum; or (v) on any Security representing the investment of any amount allocated in reduction of the Adjusted Class B Certificate Balance at 6.959% per annum, in each case from the date of investment to but excluding the succeeding relevant Certificate Payment Date for such investment for such Class on the basis of months assumed to consist of 30 days and years assumed to consist of 360 days, and, (b) expressing the amount of interest so accrued as a per annum rate on the amount invested in such Security for the period from the date of investment in such Security to but excluding the Maturity of such Security, on the basis of months assumed to consist of 30 days and years assumed to consist of 360 days.

     "Securities" means the Company's TMCC Demand Notes.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor thereto, and the regulations promulgated thereunder.

     "Special Record Date" has the meaning specified in Section 2.12.

     "Stated Maturity Date" when used with respect to the principal on the Securities means the date specified on the Schedule attached to the certificate representing such Security as the fixed date on which the principal thereof is due and payable, which date shall be (i) with respect to the Interest Demand Note, the Business Day preceding the Certificate Payment Date that immediately follows the related Date of Investment; and (ii) with respect to any Security representing the investment of any amount allocated in reduction of the Adjusted Class A-1 Certificate Balance, the Adjusted Class A-2 Certificate Balance, the Adjusted Class A-3 Certificate Balance or the Adjusted Class B Certificate Balance, the Business Day preceding the Class A-1 Targeted Maturity Date, the Class A-2 Targeted Maturity Date, the Class A-3 Targeted Maturity Date or the Class B Targeted Maturity Date, as applicable.

     "Subsidiary" means any Corporation of which at the time of determination the Company or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

     "TIA" and "Trust Indenture Act" mean the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

     "Trustee" means U.S. Bank National Association, as trustee under the Indenture until a successor replaces it in accordance with the provisions of the Indenture, and thereafter means such successor.

     "Trust Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any corporate trust matter is referred because of such officer's knowledge and familiarity with the particular subject.

     "United States" and "U.S." each mean the United States of America.

     "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                                                                     EXHIBIT A

THE TRUSTEE WILL NOT AUTHENTICATE OR DELIVER THIS SECURITY IN CONNECTION WITH ANY REGISTRATION OF TRANSFER TO ANY PERSON UNLESS THE TRUSTEE HAS RECEIVED A CERTIFICATION FROM THE TRANSFERRING HOLDER TO THE EFFECT THAT (i) IT IS NO LONGER THE SECURITIZATION TRUSTEE OF THE 1998-C SECURITIZATION TRUST AND THE PROPOSED TRANSFEREE IS ITS SUCCESSOR IN SUCH CAPACITY, OR (ii) A SWAP TERMINATION HAS OCCURRED AND SUCH PROPOSED TRANSFER IS MADE IN CONTEMPLATION OF A LIQUIDATION OF THE TRUST ASSETS.


                              FORM OF FACE OF SECURITY


                          TOYOTA MOTOR CREDIT CORPORATION


                                 TMCC Demand Notes

(For amounts allocated as Class A-1 Notional Interest Accrual Amounts, Class A-1 Interest Carryover Shortfall Amounts, Class A-2 Notional Interest Accrual Amounts, Class A-2 Interest Carryover Shortfall Amounts, Class A-3 Notional Interest Accrual Amounts, Class A-3 Interest Carryover Shortfall Amounts, Class B Notional Interest Accrual Amounts, Adjustable Rate Class B Interest Carryover Shortfall Amounts, Class B Fixed Rate Interest Accrual Amounts and/or Fixed Rate Class B Interest Carryover Shortfall Amounts)

(For amounts allocated to make applications in reduction of the Adjusted Class A-1 Certificate Balance)

(For amounts allocated to make applications in reduction of the Adjusted Class A-2 Certificate Balance)

(For amounts allocated to make applications in reduction of the Adjusted Class A-3 Certificate Balance)

(For amounts allocated to make applications in reduction of the Adjusted Class B Certificate Balance)

No.
   -------------------

     Toyota Motor Credit Corporation, a California corporation (the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to U.S. Bank National Association, in its capacity as 1998-C Securitization Trustee under the 1998-C Securitization Trust Agreement dated as of December 1, 1998, or registered assigns, the principal sum of U.S. Dollars as shall be set forth on the Schedule attached hereto as of the date of Maturity, and to pay interest on the outstanding amount of principal, as set forth on the Schedule from time to time, from the date such principal amount is originally issued and outstanding to the Business Day next preceding the relevant Certificate Payment Date immediately following the related Date of Investment (or from the most recent Interest Payment Date to which interest has been paid or duly provided for to the Business Day next preceding the relevant Certificate Payment Date immediately following such Interest Payment Date)(1)(1) Insert for TMCC Demand Notes issued in connection with the investment of amounts allocated in reduction of the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance or the Adjusted Class B Certificate Balance., (each an "Interest Payment Date"), at the then applicable Required Rate as such rate shall be adjusted on each Calculation Date (2). Insert for TMCC Demand Notes issued in connection with the investment of any Class A-1 Notional Interest Accrual Amount, Class A-1 Interest Carryover Shortfall Amount, Class A-2 Notional Interest Accrual Amount, Class A-2 Interest Carryover Shortfall Amount, Class A-3 Notional Interest Accrual Amount, Class A-3 Interest Carryover Shortfall Amount, Class B Notional Interest Accrual Amount, Adjustable Rate Class B Interest Carryover Shortfall Amount. , until the date on which the principal hereof is paid or duly provided for. Interest on this Security will be computed on the basis of a 360 day year of twelve 30 day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the date that is one day (whether or not a Business Day), next preceding such Interest Payment Date (each, a "Record Date"). Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, shall forthwith cease to be payable to the Holder on such Record Date by virtue of having been such Holder, and, at the election of the Company, (i) may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date or (ii) may be paid in any other lawful manner, all as more fully provided in the Indenture. Payment of the principal and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, except as otherwise provided in the Indenture, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities maintained by the Registrar.

     The date of Maturity with respect to the principal amount (and the accrued interest thereon to, but excluding, the date on which such principal is paid) evidenced by this Security shall be, the Business Day preceding the earlier of (x) the Targeted Maturity Date for the Class A-1/A-2/B Certificates3)(the Certificate Payment Date immediately following the related




-------------------------
1        Insert for TMCC Demand Notes issued in connection with the investment of amounts allocated in reduction of the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance or the Adjusted Class B Certificate Balance.

2        Insert for TMCC Demand Notes issued in connection with the investment of any Class A-1 Notional Interest Accrual Amount, Class A-1 Interest Carryover Shortfall Amount, Class A-2 Notional Interest Accrual Amount, Class A-2 Interest Carryover Shortfall Amount, Class A-3 Notional Interest Accrual Amount, Class A-3 Interest Carryover Shortfall Amount, Class A-4 Notional Interest Accrual Amount, Class A-4 Interest Carryover Shortfall Amount,

3        Insert for TMCC Demand Notes issued in connection with the investment of amounts allocated in reduction of the Adjusted Class A-1 Certificate Balance, Adjusted Class A-2 Certificate Balance, Adjusted Class A-3 Certificate Balance or Adjusted Class B Certificate Balance.

Date of Investment4), (y) the date specified in a demand (as evidenced by the delivery to the Trustee of a demand in the form of Exhibit B to the Indenture) for the payment of 100% of the outstanding principal amount of the TMCC Demand Notes by any Holder following the occurrence of a Swap Terminator or (z) the date upon which the outstanding Securities become due and payable due to the declaration of acceleration upon the occurrence of an Event of Default under the terms of the Indenture.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.




-------------------------
4     Insert for TMCC Demand Notes issued in connection with the investment of any Class A-1 Notional Interest Accrual Amount, Class A-1 Interest Carryover Shortfall Amount, Class A-2 Notional Interest Accrual Amount, Class A-2 Interest Carryover Shortfall Amount, Class A-3 Notional Interest Accrual Amount, Class A-3 Interest Carryover Shortfall Amount, Class B Notional Interest Accrual Amount, Adjustable Rate Class B Interest Carryover Shortfall Amount, Class B Fixed Rate Interest Accrual Amount and/or Fixed Rate Class B Interest Carryover Shortfall Amount.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

     Dated: December __, 1998          TOYOTA MOTOR CREDIT CORPORATION


                                       By:
                                          -------------------------------------
                                               Name:     George. E. Borst
                                               Title:    Senior Vice President
                                                         and General Manager


                      TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities described in the within-mentioned Indenture.

------------------------------------------------------------------------------
  U.S. Bank National Association,          U.S. Bank National Association,
------------------------------------------------------------------------------
          as Trustee                            as Trustee
------------------------------------------------------------------------------
                                    OR
------------------------------------------------------------------------------


  By:                                          By:
     -------------------------                     -------------------------
       Authorized Signatory                         as Authenticating Agent




------------------------------------------------------------------------------
                                               By:
                                                    -------------------------
                                                      Authorized Signatory
------------------------------------------------------------------------------


                          FORM OF REVERSE OF SECURITY

                        TOYOTA MOTOR CREDIT CORPORATION

                               TMCC DEMAND NOTES

     1.  INDENTURE.

     This Security is one of the duly authorized issue of the Company's TMCC Demand Notes (the "Securities"), issued by the Company under an Indenture dated as of December 1, 1998 (as the same may be amended or supplemented from time to time, the "Indenture") between the Company and U.S. Bank National Association, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture).

     The Securities are unsecured general obligations of the Company, limited to an aggregate principal amount of $1,200,000,000, except as otherwise provided in the Indenture.

     No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, places and rate and in the coin and currency herein and in the Indenture prescribed.

     The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to: Toyota Motor Credit Corporation, Attention: Treasury Department.

     2.  CAPITALIZED TERMS.

     Capitalized terms used in this Security have the meanings assigned to them in the Indenture unless otherwise defined in this Security.

     3.  PAYING AGENT AND REGISTRAR.

     The Trustee has been appointed to act as initial Paying Agent and Registrar for the Securities in Chicago, Illinois. The Company may appoint additional Paying Agents and co-Registrars, and may change any Paying Agent, Registrar or co-Registrar, all as provided in the Indenture. Except as otherwise provided in the Indenture, the Trustee, the Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

     4.  REDEMPTION.

     The Securities are not redeemable prior to their respective Maturities at the option of the Company, in whole or from time to time in part.

     5.  DENOMINATIONS; TRANSFER; EXCHANGE.

     The Securities are issuable only in registered form, without coupons, in denominations of at least U.S. $0.01 and integral multiples of $0.01 in excess thereof. The Securities may be transferred only in accordance with the provisions of Section 2.06(a) of the Indenture. A Holder may register the exchange of any Security only in accordance with the provisions of
Section 2.06 of the Indenture. The Registrar or a co-Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents in form satisfactory to the Registrar and the Trustee. No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith, except as otherwise provided in the Indenture. The Company will maintain in Chicago, Illinois, an office or agency where Securities may be surrendered for registration of transfer or exchange.

     6.  PERSONS DEEMED OWNERS.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any Agent may treat the Person in whose name such Security is registered as the owner of such Security for all purposes.

     7.  UNCLAIMED MONEY.

     The Trustee and the Paying Agent shall pay to the Company upon written request any U.S. Legal Tender held by them for the payment of the principal of or interest on the Securities which remains unclaimed for two years after the date on which such payment shall have become due. After payment to the Company as aforesaid, Holders entitled to such moneys must look to the Company for such payment unless an applicable abandoned property law designates another Person.

     8.  DISCHARGE PRIOR TO MATURITY.

     If the Company irrevocably deposits with the Trustee U.S. Legal Tender sufficient to pay the principal of and interest on the Securities to maturity, or if all the outstanding Securities have been delivered to the Trustee for cancellation, and in either case if the Company complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities, excluding its obligation to pay the principal of and interest on the Securities.

     9.  AMENDMENT; SUPPLEMENT; WAIVER.

     Subject to certain exceptions and limitations set forth in the Indenture, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and compliance with any provision or obligation under the Indenture or the Securities may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. The Indenture also permits the Company and the Trustee, without notice to or consent of any Holder, to enter into certain amendments or supplements to the Indenture or the Securities.

     10.  DEFAULTS AND REMEDIES.

     If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in principal amount of the outstanding Securities, may declare all unpaid principal of and accrued interest on the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. The Indenture provides that the Holders of a majority in principal amount of the Securities outstanding may rescind an acceleration of the Securities and its consequences on the terms and subject to the conditions set forth in the Indenture. The Indenture also provides that the Holders of a majority in principal amount of the outstanding Securities may waive an existing Default or Event of Default and its consequences except, among other things, a default in the payment of the principal of or interest on any of the Securities which has not been cured as provided in Section 6.02.

     11.  RESERVED.

     12.  NO RECOURSE AGAINST OTHERS.

     A director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such Persons from such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

     13.  AUTHENTICATION.

     This Security and the entries on the Schedule shall not be valid unless the Trustee or an authenticating agent has signed the certificate of authentication on this Security and such Schedule by manual signature or has satisfied the provisions set forth in the last paragraph of Section 2.02 of the Indenture.

     14.  GOVERNING LAW; HEADINGS.

     THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD (TO THE EXTENT PERMITTED BY
LAW) TO PRINCIPLES OF CONFLICTS OF LAW.

     The headings in this Security are for convenience of reference only and shall not be deemed a part of this Security or limit or otherwise affect the meaning hereof.

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

(Insert Taxpayer Identification No.) ____________

____________________

____________________

(Please print or typewrite name and address including postal zip code of assignee)

____________________

the within Security and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

                                  SCHEDULE TO
                               TMCC DEMAND NOTE
                               NUMBER _________
                          MAXIMUM AMOUNT $ _________


                       AMOUNTS INVESTED                                      AMOUNTS PAID
              -----------------------------------                ------------------------------------
 Date of
Investment                  Aggregate    Current      Stated                               Principal
    or        Amount of      Amount      Required    Maturity    Principal    Interest      Balance      Initial of
 Payment      Investment    Invested       Rate        Date       Amount       Amount     Outstanding     Trustee
 -------      ----------    --------       ----        ----       ------       ------     -----------     -------


                                   EXHIBIT B

                                FORM OF DEMAND

     The undersigned hereby certifies to U.S. Bank National Association, in its capacity as trustee (the "Trustee") under the Indenture dated as of December 1, 1998 (the "Indenture") between the Trustee and Toyota Motor Credit Corporation, that it is the holder of all or a portion of the Securities issued and outstanding under the Indenture, and that pursuant to the terms of the Indenture, it is demanding the payment in full of the principal (plus accrued interest thereon to the date specified below) of the outstanding Securities in connection with:

/ /          the occurrence of a Swap Termination (which I hereby certify is effective as of ____________)

/ /          the downgrade of the Company's short-term debt to a rating less than "A-1+" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or "P-1" by Moody's Investors Service, Inc. ("Moody's") or a downgrade of the Company's long-term debt to a rating less than "AA" by Standard & Poor's or "Aa3" by Moody's (and I hereby certify that I have obtained the advice of __________________ pursuant to Section 4.01 of the Indenture and have received the advice required by such Section concerning ratings downgrades from __________________ of Standard & Poor's and from __________________
     of Moody's.

         The date on which such principal and accrued interest is to be paid is:
     __________________.


Dated:


                                            By: ________________________________


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                                       B-2